UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

Item 1: Report to Shareholders

International Stock Fund	April 30, 2008

The views and opinions in this report were current as of April 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

While we are encouraged by the market’s strong performance in the final month of our reporting period, international stocks, with few exceptions, produced losses for the six months ended April 30, 2008. Stock markets worldwide were volatile and fell dramatically in the first quarter of 2008, amid heightened credit market turmoil and in response to the global economic slowdown. Materials and energy stocks generated solid results for the fund, while financials were the biggest drag on performance.

The International Stock Fund posted an 8.18% loss for the six-month period ended April 30, 2008. As shown in the table, the fund marginally outperformed its benchmark, the MSCI All Country World Index ex-U.S. and the Lipper International Large-Cap Growth Funds Average. Our performance versus the MSCI index benefited from stock selection, especially in materials and energy. However, stock selection in the information technology and financials sectors hurt our relative returns. (Results for the Advisor and R Class shares were slightly lower, reflecting their higher expenses.)

HIGHLIGHTS

• International stocks declined for the six months ended April 30, 2008, amid the ongoing credit crisis and a U.S. economic slowdown.

• The fund posted a loss but outperformed its MSCI benchmark and the Lipper peer group average.

• Financials were the fund’s largest performance detractors for the reporting period, while materials and energy stocks generated solid gains.

• We believe consumer discretionary, financials, and other areas that can benefit from increasing domestic consumption hold good long-term investment prospects.

MARKET REVIEW

International equities trended lower for most of the past six months. Emerging markets fell farther than developed markets as risk aversion led to a flight to quality. The broad retreat from risky asset classes was triggered by the global credit crunch, which intensified as the period progressed. The spreading U.S. subprime mortgage problems and a weak U.S. economy dominated investor sentiment over the period.

There are three major issues that have troubled the equity markets over the last six months. One has been with us for a while, one started last fall, and the third was a “black swan”—an extraordinarily rare event that was nonetheless an embarrassment to those of us paid to facilitate transactions in the financial markets.

The first is inflation caused by rising commodity prices. As the chairman of Standard Chartered Bank said in a recent statement to shareholders, “The key challenge for the world now is how we manage increasingly scarce resources.” We understood that tight commodity supplies and rising emerging market demand would keep prices high, but we have been surprised by the magnitude of the price increases: Oil eclipsed $125 per barrel, U.S. consumers are paying almost $4 a gallon for gasoline, and grain prices have surged around the world. We think many commodity prices will stay high but that the sharp price movements are behind us.

The second issue is the global economic slowdown. It started in the U.S. last fall and is now spreading to Europe. Japan’s growth will likely remain modest, and although emerging markets are still growing rapidly, they have slowed from last year’s pace. We believe that the ways in which companies address and react to the changing global economic landscape will determine near-term stock performance.

The third issue was the lack of liquidity in credit markets, which, when coupled with declining asset prices, resulted in massive write-offs, markdowns, and the need for cash infusions at many financial companies. We think the worst of this crisis is over, and most fixed-income assets can be priced and are trading. After what seemed like an awfully long pause, fixed-income investors are breathing again.

The Japanese market tumbled during the past six months, but returns for U.S. investors were buffered by the appreciation of its currency as the yen rallied to a two-and-a-half-year high against the dollar. However, Japanese exporters were hurt by the strength of the yen and slackening U.S. demand. The Bank of Japan said fallout from the slowing U.S. economy and problems associated with the subprime mortgage meltdown are likely to reduce Japan’s 2008 growth rate to less than 2%.

European stock markets succumbed to the weakness in housing markets, especially in the U.K., Spain, and Ireland, and diminished consumer spending power. In addition, liquidity tightened and all but dried up in the interbank lending market. Across Europe, the strongest sectors were materials and energy, while consumer discretionary, information technology, and financials were the weakest performers.

Emerging markets were hurt by the inflationary forces of rising food and commodity prices and fear of economic weakness caused by a U.S. slowdown. Over the past six months, the MSCI Emerging Markets Index declined more than 10%. Although the health care and energy sectors were fairly resilient, industrials and financials posted major losses. Latin America held up much better than other regions, while Asian markets fell hardest.

PORTFOLIO STRATEGY

We believe that over time stocks move with earnings and cash flow growth, meaning simply that if a company grows free cash flow by 15% a year, its stock should appreciate at roughly the same rate. We search for companies we think can generate double-digit growth over time by participating in expanding markets, taking market share, or improving profitability at a rate much faster than sales. We think that if we can find those companies and pay a fair price for their stock, we can compound absolute returns at double-digit levels, and provide solid long-term relative returns.

With this objective in mind, our industry analysts dedicated to this strategy, as well as other T. Rowe Price portfolio managers, travel the world trying to find companies that fit these criteria. We look for the best non-U.S. stocks wherever we may find them rather than employing a regional focus.

PERFORMANCE REVIEW

The portfolio’s materials sector holdings were the standout performers for the past six months. Russian fertilizer company Uralkali, the world’s largest potash fertilizer trading company, was the portfolio’s best contributor during the period. The company exports more than 90% of its output from its mining operations and is benefiting from higher demand and pricing resulting from soaring crop prices. The firm exports to more than 60 countries, but its largest customers are in China, Brazil, Southeast Asia, and India. The stock’s solid gains, coupled with substantial additions over the past six months, have vaulted the company into our 25-largest holdings list. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Mining companies in the materials sector also generated noteworthy gains. Rio Tinto (Australia), the world’s third-largest mining company, its largest coal miner, and a buyout target in BHP Billiton’s sights, was one of the portfolio’s best contributors for the past six months. Rio rejected a February buyout offer from its larger rival, stating its prospects were better as a standalone entity than as a combined company. Although the stock has been volatile, it has more than doubled from its low last summer. Xstrata, a Swiss mining company and a recent portfolio addition, surged with the price of coal and a bid from Companhia Vale do Rio Doce (Brazil).

We have lighter exposure to the materials sector than our MSCI benchmark and intend to maintain the underweight, believing that the group is likely to give back some of its multiyear outperformance. These companies also do not typically display the long-term growth characteristics we favor. We continue to be extremely selective in the sector. Although we owned coal, potash, and iron ore firms, we have avoided steel companies because we think that the scarcity among resources is in “natural” resources. Over time additional steel capacity can and will be added, bringing margins down. Most of our holdings have provided strong results, which largely offset the underweight. We believe that we will see less single-sector dominance in coming quarters and that the markets will be increasingly powered by individual stock movements.

Energy stocks were the portfolio’s second-best contributors for the past six months. Shares of Petroleo Brasileiro (Petrobras), Brazil’s state-controlled oil company, have generated more than a 50% return in the past six months and have more than doubled over the past year. The stock’s solid performance was due to a number of new oil finds. It is scheduled to begin pumping oil from its eight-billion-barrel Tupi field in early 2009. However, this production could be dwarfed by its latest oil discovery, the Carioca field, which, by some estimates, may hold 33 billion barrels of oil and could be the third-largest oil field ever discovered. However, extracting the oil from the field is no slam dunk as it is located beneath a layer of salt in the deepwater Santos Basin, hundreds of miles off Brazil’s southeastern coast.

Our next-best contributor in the energy sector was PT Bumi Resources, an oil and coal mining company headquartered in Jakarta, Indonesia. The company is the largest thermal coal producer in Indonesia and the second-largest thermal coal exporter globally. We also enjoyed good results from Woodside Petroleum, a recent portfolio addition, one of Australia’s largest publicly traded oil and liquefied natural gas exploration and production companies. Among other holdings in the sector, we favor the prospects for Suncor Energy, a Canadian oil sands refiner. The company is primarily engaged in recovering bitumen from oil sand and upgrading it into diesel fuel and refinery-ready crude oil for processing into transportation fuels and lubricants. The company has ambitious expansion plans and reserves to sustain production for the next 50 years.

Although many of the portfolio’s best gainers in energy and materials are based in developing markets, we also had our share of disappointments, especially holdings in China. Banks across emerging Asia reduced lending after property prices climbed rapidly through 2007, and both property and banking stocks sold off sharply in the first quarter of this year. In India, our property stocks also succumbed to the selling pressure. The U.S. credit crunch hurt financials companies worldwide, and consumers’ tightened purse strings have weighed on discretionary spending globally. As investors reduced risk in the first quarter’s flight to quality, a lot of the “hot” money came out of emerging markets, although, on a relative basis, our emerging markets investments held up well.

Despite significant reductions in our financials holdings over the past year, the sector remained our largest at the end of the reporting period. In the last six months, financials were far and away the portfolio’s largest detractors. Among the sector’s worst-performing stocks was Swiss-based UBS, a longtime portfolio holding that may end up writing off approximately $20 billion in subprime mortgage investments. Unlike Citigroup, UBS isn’t a mortgage underwriter—it was purely investing in securities tied to the declining asset class.

In China, Shimao Property, which is primarily engaged in property development, investments, and hotel operations, was the portfolio’s largest detractor. China Citic Bank also sold off due to the sharp reduction in lending. DLF Limited, an Indian soup-to-nuts real estate development company, tumbled during the reporting period. Overall, our holdings in commercial banks, including Societe Generale, Sberbank, and the National Bank of Greece, were among our largest detractors. In the sharp decline in the financials sector, most stocks were treated with equal distaste. We have responded to this by eliminating names we felt were more permanently damaged and adding to those unfairly punished or in a position to gain share coming out the other end of the crisis.

We added to our holdings in the consumer discretionary sector but had mixed results as we tried to catch the proverbial falling knife. For example, we bought Urbi Desarrollos Urbanos, a Mexican home builder; Melco PBL Entertainment (hotels, restaurants, and leisure) in Hong Kong; and Shaw Communications, a cable company in Canada, after its shares had fallen significantly.

INVESTMENT OUTLOOK

How much will the U.S. slowdown hurt the global economy? China’s exports to the U.S. will be affected, but the U.S. is less important as a global consumer today than at any time in the past. The U.S. currently consumes about 20% of China’s exports as Europe, Japan, and the Middle East have become larger importers of its goods. Another example of the decoupling process is in Mexico, which should have been hurt by the diminishing U.S. growth prospects, but its economy is doing fine. In fact, Wal-Mart de Mexico (Walmex) recently posted double-digit first-quarter earnings gains.

Our focus throughout the period, and for the long term, targets companies with good global franchises and attempts to buy them at reasonable prices or when they are out of favor. As previously mentioned, we’ve been buying financials and consumer stocks because investors fear the world is going to slip into global recession. On the sell side, we want to trim our holdings when investors become ebullient or when a company no longer meets our growth expectations.

In our view, the credit crisis has had more effect on the world’s economy than the U.S. consumer slowdown. Over the next several quarters, we expect global economic growth to ease, which, in turn, leads us to believe that sales growth will slow. Earnings growth rates should also be slower but nevertheless still rise. Therefore, we feel it’s important to own companies that have the ability to maintain their earnings or companies whose stocks have already priced in lower earnings expectations.

We have maintained about a 25% allocation in emerging markets, although it hurt our performance over the past six months. From a regional view, the Chinese and Indian markets have corrected to the point that growth appears to be reasonably priced. If commodity prices plateau or ease a little, then inflation would subside and the markets should rally. While this may take some time, we are gradually increasing our exposure to these markets.

We are currently underweight in Europe and especially the U.K. Overall, Europe’s economies seem to be weakening, and historically they tend to follow the U.S. market’s lead. In Ireland, growth is slowing because of the housing issues, while in Spain and the U.K. growth has slowed to the point where either could slip into recession. European authorities seem to be in no hurry to cut interest rates in order to deal with slowing demand. Nevertheless, we don’t buy markets; first and foremost, we are stock pickers. Several European companies, including E.ON AG, Total, and Pernod-Ricard are among our largest holdings and should perform well in a slowing global economy.

In this challenging and volatile environment, we will continue to work diligently on your behalf to find companies that can provide solid, long-term returns.

Respectfully submitted,

Robert W. Smith
Chairman of the Investment Advisory Committee

May 16, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to briskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI All Country World Index ex-U.S.: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/08
Telefonica, Spain	2.2%
Pernod-Ricard, France	1.7
Total, France	1.6
Erste Bank, Austria	1.6
E.ON AG, Germany	1.5
Nintendo, Japan	1.5
Companhia Vale do Rio Doce, Brazil	1.5
Saipem, Italy	1.5
Petroleo Brasileiro, Brazil	1.4
America Movil, Mexico	1.4
AXA, France	1.4
Rio Tinto, Australia	1.4
Tesco, United Kingdom	1.4
Schlumberger, United States	1.3
Nestlé, Switzerland	1.3
Hitachi Construction Machinery, Japan	1.3
Banco Itau Holding Financeira, Brazil	1.3
Standard Chartered, United Kingdom	1.3
Uralkali, Russia	1.3
InBev, Belgium	1.2
Reckitt Benckiser Group, United Kingdom	1.2
Mitsubishi Estate, Japan	1.2
Toyota Motor, Japan	1.2
Telenor, Norway	1.1
Mitsui, Japan	1.1
Total	34.9%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (investor class) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/08‡	Year Ended 10/31/07‡	10/31/06‡	10/31/05‡	10/31/04	10/31/03
NET ASSET VALUE						
Beginning of period	$ 20.17	$ 16.50	$ 13.87	$ 11.83	$ 10.66	$ 8.87
Investment activities						
Net investment income	0.13	0.29	0.21	0.19	0.15	0.14
Net realized and unrealized gain (loss)	(1.78)	4.18	2.66	2.00	1.18	1.76
Total from investment activities	(1.65)	4.47	2.87	2.19	1.33	1.90
Distributions						
Net investment income	(0.31)	(0.20)	(0.20)	(0.15)	(0.13)	(0.11)
Net realized gain	(1.96)	(0.60)	(0.04)	–	(0.03)	–
Total distributions	(2.27)	(0.80)	(0.24)	(0.15)	(0.16)	(0.11)
NET ASSET VALUE						
End of period	**$ 16.25**	**$ 20.17**	**$ 16.50**	**$ 13.87**	**$ 11.83**	**$ 10.66**
Ratios/Supplemental Data						
Total return^	(8.18)%	28.12%	20.92%	18.66%	12.59%	21.69%
Ratio of total expenses to average net assets	0.85%+	0.85%	0.87%	0.89%	0.92%	0.95%
Ratio of net investment income to average net assets	1.61%+	1.66%	1.35%	1.47%	1.22%	1.39%
Portfolio turnover rate	64.2%+	74.1%	64.5%	62.7%	28.2%	25.2%
Net assets, end of period (in millions)	$ 6,918	$ 7,445	$ 6,430	$ 5,284	$ 4,805	$ 4,874

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/08‡	Year Ended 10/31/07‡	10/31/06‡	10/31/05‡	10/31/04	10/31/03
NET ASSET VALUE						
Beginning of period	$ 20.03	$ 16.39	$ 13.79	$ 11.77	$ 10.63	$ 8.86
Investment activities						
Net investment income	0.11	0.25	0.19	0.17	0.14	0.12
Net realized and unrealized gain (loss)	(1.77)	4.16	2.63	1.99	1.15	1.76
Total from investment activities	(1.66)	4.41	2.82	2.16	1.29	1.88
Distributions						
Net investment income	(0.27)	(0.17)	(0.18)	(0.14)	(0.12)	(0.11)
Net realized gain	(1.96)	(0.60)	(0.04)	–	(0.03)	–
Total distributions	(2.23)	(0.77)	(0.22)	(0.14)	(0.15)	(0.11)
NET ASSET VALUE						
End of period	**$ 16.14**	**$ 20.03**	**$ 16.39**	**$ 13.79**	**$ 11.77**	**$ 10.63**
Ratios/Supplemental Data						
Total return^	(8.29)%	27.89%	20.66%	18.49%	12.24%	21.49%
Ratio of total expenses to average net assets	1.07%+	1.05%	1.04%	1.12%	1.14%	1.11%
Ratio of net investment income to average net assets	1.33%+	1.40%	1.23%	1.28%	1.03%	1.28%
Portfolio turnover rate	64.2%+	74.1%	64.5%	62.7%	28.2%	25.2%
Net assets, end of period (in thousands)	$ 54,442	$ 67,609	$ 74,763	$ 40,946	$ 30,329	$ 18,309

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights
For a share outstanding throughout each period

R Class

	6 Months Ended 4/30/08‡	Year Ended 10/31/07‡	10/31/06‡	10/31/05‡	10/31/04	10/31/03
NET ASSET VALUE						
Beginning of period	$ 19.99	$ 16.26	$ 13.69	$ 11.73	$ 10.62	$ 8.88
Investment activities						
Net investment income	0.10	0.19	0.15	0.12*	0.13*	0.13*
Net realized and unrealized gain (loss)	(1.78)	4.15	2.60	1.98	1.13	1.72
Total from investment activities	(1.68)	4.34	2.75	2.10	1.26	1.85
Distributions						
Net investment income	(0.22)	(0.01)	(0.14)	(0.14)	(0.12)	(0.11)
Net realized gain	(1.96)	(0.60)	(0.04)	–	(0.03)	–
Total distributions	(2.18)	(0.61)	(0.18)	(0.14)	(0.15)	(0.11)
NET ASSET VALUE						
End of period	**$ 16.13**	**$ 19.99**	**$ 16.26**	**$ 13.69**	**$ 11.73**	**$ 10.62**

Ratios/Supplemental Data

Total return^	(8.42)%	27.46%	20.25%	18.03%*	11.97%*	21.10%*
Ratio of total expenses to average net assets	1.36%+	1.40%	1.40%	1.40%*	1.40%*	1.40%*
Ratio of net investment income to average net assets	1.22%+	1.09%	0.94%	0.94%*	0.50%*	0.82%*
Portfolio turnover rate	64.2%+	74.1%	64.5%	62.7%	28.2%	25.2%
Net assets, end of period (in thousands)	$ 3,662	$ 3,308	$ 2,409	$ 3,783	$ 3,139	$ 216

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 2/28/10.

^ Total return reflects the rate that an investorwould have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
AUSTRALIA 3.5%		
Common Stocks 3.5%		
AMP	4,596,000	33,797
Boart Longyear	21,210,000	37,548
Macquarie Infrastructure, Equity Units	15,775,000	41,941
Rio Tinto	760,000	97,544
Woodside Petroleum	608,389	32,154
Total Australia (Cost $167,017)		242,984
AUSTRIA 1.6%		
Common Stocks 1.6%		
Erste Bank der Oesterreich Sparkasse (1)	1,476,320	109,917
Total Austria (Cost $84,119)		109,917
BELGIUM 1.2%		
Common Stocks 1.2%		
InBev (1)	1,040,886	85,746
Total Belgium (Cost $57,693)		85,746
BRAZIL 5.0%		
Common Stocks 3.7%		
BOVESPA Holding	2,745,000	41,121
Companhia Vale do Rio Doce, ADR (USD)	3,205,000	102,047
Petroleo Brasileiro, ADR (USD)	991,300	100,220
Redecard	793,400	15,465
		258,853
Preferred Stocks 1.3%		
Banco Itau Holding Financeira	3,120,000	89,028
		89,028
Total Brazil (Cost $139,202)		347,881

CANADA 2.7%

Common Stocks 2.7%

Shaw Communications, Class B (USD)	3,379,500	71,747
Shoppers Drug Mart	1,125,000	59,417
Suncor Energy (USD)	532,500	60,007
Total Canada (Cost $183,353)		191,171

CHINA 5.2%

Common Stocks 5.2%

China Citic Bank (HKD) (1)(2)	101,180,000	66,623
China Merchants Holdings (HKD)	7,864,000	40,236
China National Building (HKD)	10,754,000	26,561
China Railway Construction, H Shares (HKD) (1)(2)	21,678,500	33,659
China Shenhua Energy (HKD)	5,204,000	24,029
Gome Electrical Appliances (HKD) (1)	21,056,000	48,833
Guangshen Railway (HKD) (1)	39,650,000	22,786
Shimao Property (HKD)	35,371,000	70,469
Tencent Holdings (HKD) (1)	4,802,600	31,803
Total China (Cost $371,923)		364,999

DENMARK 1.0%

Common Stocks 1.0%

Novo Nordisk, Series B	1,053,600	72,463
Total Denmark (Cost $16,149)		72,463

EGYPT 0.4%

Common Stocks 0.4%

Orascom Construction, GDR (USD)	189,250	30,460
Total Egypt (Cost $33,060)		30,460

KAZAKHSTAN 0.5%		
Common Stocks 0.5%		
Halyk Savings Bank, GDR, Regulation S Shares (USD)	2,286,700	36,779
Total Kazakhstan (Cost $43,198)		36,779
MEXICO 3.2%		
Common Stocks 3.2%		
America Movil, ADR (USD)	1,715,000	99,402
Grupo Financiero Banorte S.A.B. de C.V.	15,316,800	67,627
Urbi Desarrollos Urbanos (1)(2)	15,162,100	48,643
Wal-Mart de Mexico (1)	2,260,400	9,094
Total Mexico (Cost $100,427)		224,766
NETHERLANDS 0.4%		
Common Stocks 0.4%		
ASML	677,649	19,198
TomTom (1)(2)	234,959	8,174
Total Netherlands (Cost $30,028)		27,372
NORWAY 1.1%		
Common Stocks 1.1%		
Telenor ASA (1)	3,970,000	79,826
Total Norway (Cost $54,760)		79,826
OMAN 0.3%		
Common Stocks 0.3%		
BankMuscat (SAOG)	4,376,500	23,250
Total Oman (Cost $24,398)		23,250

SECURITIES LENDING COLLATERAL 14.9%

INVESTMENTS IN POOLED ACCOUNT MANAGED BY JPMORGAN CHASE BANK, LONDON 14.9%

Bank Notes 0.7%		
American Express Centurion, VR, 2.792%, 2/17/09	8,584,095	8,540
National City Bank of Cleveland, VR, 2.678%, 8/14/08	17,168,190	16,868
Wachovia Bank, VR, 2.11%, 2/23/09	6,295,003	6,238
Wachovia Bank, VR, 2.12%, 10/2/08	6,008,866	5,974
World Savings Bank, VR, 2.739%, 5/8/08	13,734,552	13,734
		51,354
Certificates of Deposit 1.7%		
Bank of Montreal Chicago, VR, 2.698%, 10/2/08	14,306,825	14,279
Bank of Montreal Chicago, VR, 2.911%, 3/12/09	8,584,095	8,545
Bank of Nova Scotia Portland, 2.72%, 5/2/08	20,029,627	20,030
Calyon, VR, 2.10%, 10/14/08	15,737,507	15,691
KBC, 3.05%, 7/29/08	18,598,872	18,599
Natixis, VR, 2.11%, 5/15/08	7,725,685	7,725
Toronto Dominion New York, 2.85%, 5/8/08	18,598,872	18,599
Unicredito Italiano, 2.86%, 6/17/08	12,876,142	12,872
		116,340
Commercial Paper 0.1%		
DEPFA Bank, 2.93%, 5/15/08	7,153,412	7,144
		7,144
Master Notes 0.1%		
Bear Stearns, VR, 3.109%, 6/13/08	11,159,323	11,159
		11,159
Medium-Term Notes 4.8%		
American Honda Finance, VR, 2.86%, 9/16/08	4,005,911	4,005

Australia New Zealand, VR, 2.918%, 8/22/08	7,153,412	7,136
Bank of Ireland, VR, 2.125%, 12/29/08	17,168,190	17,129
Bank of Scotland, VR, 2.12%, 7/17/08	8,584,095	8,581
BASF, VR, 2.724%, 8/19/08	9,442,504	9,436
Bear Stearns, VR, 2.568%, 7/14/08	5,722,730	5,712
Bear Stearns, VR, 2.568%, 12/4/08	5,436,593	5,352
Bear Stearns, VR, 2.568%, 3/23/09	2,861,365	2,789
BMW U.S. Capital, VR, 2.741%, 8/4/08	26,038,421	26,031
Citigroup Funding, VR, 2.11%, 3/16/09	12,160,801	12,038
Commonwealth Bank Australia, VR, 2.779%, 6/8/09	14,306,825	14,303
Commonwealth Bank Australia, VR, 2.915%, 8/22/08	9,728,641	9,716
Credit Suisse First Boston USA, VR, 2.648%, 6/2/08	4,005,911	4,005
Goldman Sachs Group, VR, 2.558%, 2/13/09	10,873,187	10,810
HSBC Finance, VR, 2.761%, 8/6/08	7,153,412	7,142
IBM, VR, 2.769%, 9/8/08	28,184,445	28,167
Irish Life & Permanent, VR, 2.904%, 8/21/08	7,153,412	7,144
JPMorgan Chase, VR, 3.176%, 6/2/09	8,870,231	8,849
K2 USA, VR, 2.09%, 6/19/09	10,593,406	10,402
Lehman Brothers, VR, 2.15%, 12/23/08	12,017,733	11,895
Lehman Holdings, VR, 2.558%, 5/29/08	6,295,003	6,283
Links Finance, VR, 2.108%, 6/10/08	18,312,736	18,269
Merrill Lynch, VR, 2.558%, 10/23/08	15,165,234	14,944
Merrill Lynch, VR, 3.178%, 5/8/09	2,861,365	2,806
National Rural Utilities, VR, 2.72%, 9/4/08	16,309,780	16,304
Skandanaviska Enskilda Banken, VR, 2.98%, 8/7/08	16,452,849	16,447
SLM Corporation, VR, 2.94%, 12/15/08	19,457,282	19,008
Toyota Motor Credit, VR, 2.09%, 6/16/08	13,734,552	13,730
Wells Fargo, VR, 2.558%, 5/1/09	4,292,047	4,266

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $6,583,052)	$ 8,002,397
Receivable for investment securities sold	56,823
Dividends and interest receivable	18,085
Receivable for shares sold	4,274
Foreign currency (cost $3,606)	3,603
Cash	164
Other assets	48,090
Total assets	8,133,436
Liabilities	
Obligation to return securities lending collateral	1,038,733
Payable for investment securities purchased	59,998
Payable for shares redeemed	9,092
Investment management fees payable	3,671
Due to affiliates	763
Other liabilities	45,573
Total liabilities	1,157,830
NET ASSETS	$ 6,975,606
Net Assets Consist of:	
Undistributed net investment income	$ 52,579
Accumulated undistributed net realized gain	202,487
Net unrealized gain	1,419,143
Paid-in capital applicable to 429,384,607 shares of $0.01 par value capital stock outstanding; 2,500,000,000 shares of the Corporation authorized	5,301,397
NET ASSETS	$ 6,975,606

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The fund has three classes of shares: the International Stock Fund original share class, referred to in this report as the Investor Class, offered since May 9, 1980; the International Stock Fund—Advisor Class (Advisor Class), offered since March 31, 2000; and the International Stock Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements Effective November 1, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning November 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2008, approximately 25% of the fund’s net assets were invested, directly or through its investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities or AAA-rated asset-backed securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counter-party fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On April 30, 2008, the value of loaned securities was $1,008,487,000; aggregate collateral received included U.S. government securities valued at $21,317,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,227,619,000 and $2,150,342,000, respectively, for the six months ended April 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2008.

At April 30, 2008, the cost of investments for federal income tax purposes was $6,583,052,000. Net unrealized gain aggregated $1,419,143,000 at period-end, of which $1,603,265,000 related to appreciated investments and $184,122,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2008, the fund had no deferred tax liability attributable to foreign securities and $53,314,000 of foreign capital loss carryforwards, including $29,398,000 that expire in 2010, $4,695,000 that expire in 2011, $16,058,000 that expire in 2012, $620,000 that expire in 2013, and $2,543,000 that expire in 2017.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2008, the effective annual group fee rate was 0.30%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, expenses in the amount of $1,000 were repaid to the manager during the six months ended April 30, 2008. At April 30, 2008, there were no amounts subject to repayment. For the six months ended April 30, 2008, each class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended April 30, 2008, expenses incurred pursuant to these service agreements were $101,000 for Price Associates, $1,437,000 for T. Rowe Price Services, Inc., and $1,099,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2008, the fund was charged $80,000 for shareholder servicing costs related to the college savings plans, of which $70,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2008, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended April 30, 2008, the fund was allocated $416,000 of Spectrum Funds’ expenses and $1,523,000 of Retirement Funds’ expenses. Of these amounts, $1,461,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $19,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2008, approximately 8% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 24% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 596,478 shares of the Investor Class, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class, Advisor Class, and R Class and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee for all three classes and the expense ratio for the Investor Class and Advisor Class were generally below the median for comparable funds; the expense ratio for the R Class was above the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2008